                                                                   EXHIBIT 10.11

          Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.


                        SILICON METAL PURCHASE AGREEMENT

ITEM:             [********************] Silicon Metal
                           [*************************]
                           [***************]
                  Size:  [*****************************]
                  Shipped in bulk truckload quantities

DURATION:         Jan. 1, 1997-Dec. 31, 1998

QUANTITY:         A)       [*****] tons/month [***********] distributed as:
                                    [***] tons [************]
                                    [*****] tons [***********************]

                  B) As less [**********] is generated, tonnage lost is converted to additional [*********] tons

TERMS:            [********************************************
                  ***************************************************]
                  Review [********************************] (if needed)

PRICE:            [*****************] is [**] cents/pound.
                  Price [***************************************************
                  ********************************************************
                  ********************************************************
                  ********************************************************]
                  end of the contract. The Wabash price [********************** *************].

                  [******************] is [***] cents/pound for 1997.
                  Price for 1998 [*********].

CANCEL:           Must be written with six (6) month's advance notice.


/s/                                                    12/10/96
---------------------------------              ---------------------------------
Wabash Alloys                                  Date


/s/                                                    12/15/96
---------------------------------              ---------------------------------
SIMCALA                                        Date



[*] Confidential treatment requested